[EXHIBIT 10tt TO COLONIAL GAS COMPANY
         FORM 10-K FOR YEAR ENDED DECEMBER 31, 1995]


                                            Contract No. R-480-01


                            AMENDMENT
                 TO GAS TRANSPORTATION CONTRACT
                        FOR FIRM SERVICE


      THIS AMENDMENT, made and entered into this 1st day of September 1995, by and between IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership ("Transporter"), and COLONIAL GAS COMPANY, a Massachusetts Corporation ("Shipper").
      WHEREAS, Transporter and Shipper are parties to a Gas Transportation Contract for Firm Service dated February 7, 1991, designated as Transporter's Contract No. R-480-01, ("Contract 01") which provides for transportation service by Transporter of up to 2,000 Mcf per day of natural gas on behalf of Shipper between the interconnection points on Transporter's natural gas system at Waddington, New York and Wright, New York for the period November 1, 1991 to November 1, 2011;
      WHEREAS, Transporter and Shipper are parties to a Gas Transportation Contract for Firm Service dated November 25, 1991, designated as Transporter's Contract No. R-480-03, ("Contract 03") which provides for transportation service by Transporter of up to 4,000 Mcf per day of natural gas on behalf of Shipper between the interconnection points on Transporter's natural gas system at Waddington, New York and Wright, New York for the period December 1, 1991 until a superceding agreement takes effect;
      WHEREAS, Transporter and Shipper mutually desire to amend Contract 01 to provide for additional transportation service of 4,000 Mcf per day under the same terms and conditions as provided in Contract 01 for a revised total contract quantity of 6,000 Mcf per day.
       WHEREAS, Transporter and Shipper mutually desire to terminate Contract 03 under the same terms and conditions as provided in Contract 03 under Article V, Section 3.
      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Transporter and Shipper hereby agree to (1) amend the Contract 01 by modifying the Maximum Input Quantity and Maximum Equivalent Quantity of Schedule 1 and
Schedule 2 to read "6,000 Mcf/d" and "The thermal equivalent of 6,000 Mcf/d", respectively; and (2) terminate Contract 03 as of September 1, 1995. The amendment to Contract 01 shall be effective as of September 1, 1995. All other terms and conditions of Contract 01 shall remain the same.
      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
                              By Its Agent
ATTEST:                       IROQUOIS PIPELINE OPERATING COMPANY



/s/ Joan Pastore              /s/ Bernard M. Otis
                              Bernard M. Otis
                              Vice President, Transmission


ATTEST:

/s/ Joan Pastore	      /s/ Paul Bailey
                              Paul Bailey
                              Vice President,  Finance &
Administration


ATTEST:                       COLONIAL GAS COMPANY

/s/ Susan Mousseau            /s/ John P. Harrington
			      John P. Harrington
			      Senior Vice President - Gas Supply
                              and Assistant to the President



    [END OF EXHIBIT 10tt TO COLONIAL GAS COMPANY
     FORM 10-K FOR YEAR ENDED DECEMBER 31, 1995]